UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2008 (July 21, 2008)

CADENCE FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Mississippi	1-15773	64-0694755
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 East Main Street Starkville, Mississippi	39759
(Address of principal executive offices)	(Zip code)

(662) 343-1341

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officer; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of July 21, 2008, Shane C. Williams resigned as Vice President and Treasurer of Cadence Financial Corporation (the “Company”) in order to pursue other business opportunities. The Company plans to fill this vacancy.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 23, 2008	CADENCE FINANCIAL CORPORATION

/s/ Richard T. Haston
Richard T. Haston
Executive Vice President and Chief Financial Officer

3